UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06391

Exact name of registrant as specified in charter:	Prudential Pacific Growth Fund, Inc.

Address of principal executive offices:	Gateway Center 3 100 Mulberry Street Newark, New Jersey 07102

Name and address of agent for service:	Jonathan D. Shain Gateway Center 3 100 Mulberry Street Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-802-6469

Date of fiscal year end:	October 31, 2003

Date of reporting period:	October 31, 2003

Item 1 – Reports to Stockholders

[SHAREHOLDER REPORT TO BE INSERTED HERE IN THE EDGAR VERSION]

ANNUAL REPORT

OCTOBER 31, 2003

PRUDENTIAL

PACIFIC GROWTH FUND, INC.

FUND TYPE

Global stock

OBJECTIVE

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s Portfolio holdings are for the period covered by this report.

Prudential Financial and the Rock logo are service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Dear Shareholder,

December 16, 2003

As you may know, the mutual fund industry recently has been the subject of much media attention. There has been press coverage of Prudential, and recently, administrative complaints were filed against Prudential Securities* and some of its former brokers and branch managers in Massachusetts. As president of the Prudential Pacific Growth Fund, Inc., I’d like to provide you with an update on the issues as they pertain to your Fund.

State and federal authorities have requested information regarding trading practices from many mutual fund companies across the nation. Our fund family has been cooperating with inquiries it has received, and at the same time, Prudential Financial, Inc. has been conducting its own internal review. This review encompasses the policies, systems, and procedures of our fund family, Prudential Financial’s investment units and its proprietary distribution channels, including the former Prudential Securities. The review also includes mutual fund trading activity by investment professionals who manage our funds.

Market timing

Prudential Investments LLC, the Fund’s investment manager, has actively discouraged disruptive market timing, and for years, our mutual fund prospectuses have identified and addressed this issue. Prudential Investments has established operating policies and procedures that are designed to detect and deter frequent trading activities that would be disruptive to the management of our mutual fund portfolios, and has rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of the Prudential Pacific Growth Fund, Inc., and Prudential Investment Management Services LLC, the distributor of the funds, are part of the Investment Management segment of Prudential Financial, Inc. and are separate legal entities from the entity formerly known as Prudential Securities Incorporated, a retail brokerage firm. In February 2003, Prudential Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July 2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities LLC, and Prudential Financial owns the remaining 38%.

Late trading

The Securities and Exchange Commission requires that orders to purchase or redeem mutual fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day’s price. The policies of our mutual funds do not make and have not made allowances for the practice known as “late trading”.

For more than 40 years we have offered investors quality investment products, financial guidance, and responsive customer service. Today we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President

Prudential Pacific Growth Fund, Inc.

Prudential Pacific Growth Fund, Inc.	1

Your Fund’s Performance

Fund Objective

The investment objective of the Prudential Pacific Growth Fund, Inc. (the Fund) was long-term growth of capital. There can be no assurance that a fund will achieve its investment objective. Effective November 21, 2003, the Prudential Pacific Growth Fund, Inc. was merged into the Jennison Global Growth Fund, which is a series of Prudential World Fund, Inc. This Annual Report covers the performance of the Prudential Pacific Growth Fund, Inc. for the period of November 1, 2002 to October 31, 2003.

Cumulative Total Returns[1] as of 10/31/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	25.34%	–7.30%	–37.16%	1.31%

Class B	24.56	–11.07	–41.89	–7.23

Class C	24.60	–10.61	N/A	–44.98

Class Z	25.26	–7.09	N/A	–40.43

MSCI AC Pacific Free Price Index[3]	32.56	11.10	–29.43	***

MSCI AC Asia Pacific Free Gross Index[4]	35.69	20.54	–19.06	****

Lipper Pacific Region Funds Average[5]	32.34	30.29	0.15	*****

Average Annual Total Returns[1] as of 9/30/03
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	11.22%	–3.16%	–5.32%	–0.99%

Class B	11.56	–3.17	–5.56	–1.30

Class C	14.14	–3.10	N/A	–7.15

Class Z	17.02	–2.12	N/A	–7.49

MSCI AC Pacific Free Price Index[3]	21.68	4.30	–3.73	***

MSCI AC Asia Pacific Free Gross Index[4]	24.58	5.87	–2.40	****

Lipper Pacific Region Funds Average[5]	22.48	6.20	–0.34	*****

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC, Lipper Inc., and Micropal. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do

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not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. 2Inception dates: Class A and B, 7/24/92; Class C, 8/1/94; and Class Z, 3/1/96. 3The Morgan Stanley Capital International (MSCI) All Country (AC) Pacific Free Price Index is an unmanaged, free float-adjusted market-capitalization index that is designed to measure the equity market performance in the following countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand. 4The MSCI AC Asia Pacific Free Gross Index is an unmanaged, weighted index comprising approximately 950 securities listed on the stock exchanges of Australia, China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, and Thailand. 5The Lipper Pacific Region Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Pacific Region Funds category for the periods noted. Funds in the Lipper Average concentrate investments in equity securities with primary trading markets or operations concentrated in the Western Pacific Basin region or in a single country within this region. Investors cannot invest directly in an index. The returns for the MSCI Indexes and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes. ***MSCI AC Pacific Free Price Index Since Inception cumulative total returns as of 10/31/03 are –33.89% for Class A and Class B, 11.31% for Class C, and –32.18% for Class Z. MSCI AC Pacific Free Price Index Since Inception average annual total returns as of 9/30/03 are 0.44% for Class A and Class B, –5.01% for Class C, and –5.71% for Class Z. ****MSCI AC Asia Pacific Free Gross Index Since Inception cumulative total returns as of 10/31/03 are 29.73% for Class A and Class B, –24.78% for Class C, and –23.71% for Class Z. MSCI AC Asia Pacific Free Gross Index Since Inception average annual total returns as of 9/30/03 are 1.82% for Class A and Class B, –3.67% for Class C, and –4.25% for Class Z. *****Lipper Average Since Inception cumulative total returns as of 10/31/03 are 45.79% for Class A and Class B, –5.80% for Class C, and –12.38% for Class Z. Lipper Average Since Inception average annual total returns as of 9/30/03 are 2.57% for Class A and Class B, –1.72% for Class C, and –3.15% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 10/31/03
Canon, Inc., Electronic Components	2.9%

Samsung Electronics Co., Ltd., Electronic Components	2.8

Mitsui O.S.K. Lines, Ltd., Transportation	2.4

Nomura Holdings, Inc., Financial Services	2.3

Toyota Motor Corp., Automotive	2.1

Holdings are subject to change.

Top Five Industries expressed as a percentage of net assets as of 10/31/03
Electronic Components	17.9%

Automotive	11.4

Diversified Operations	10.2

Mining	8.8

Financial Services	7.1

Industry weightings are subject to change.

Prudential Pacific Growth Fund, Inc.	3

Investment Adviser’s Report

There was a resurgence of growth in the Pacific region

The 25.34% return of the Fund’s Class A shares was a substantial rebound from recent years. Nonetheless, it trailed the MSCI Pacific and Asia Pacific Indexes. The Pacific region markets didn’t strengthen until the second half of the Fund’s fiscal year. During the beginning of the period, geopolitical and economic uncertainties and the threat posed by severe acute respiratory syndrome (SARS) held the markets down. The onset of war in Iraq near the end of the first quarter of 2003 appeared to resolve some of the geopolitical uncertainties. SARS had only a mild impact on China’s economy, in part because China’s government took determined steps to halt its spread. The rapid growth of China’s economy led to a significant stimulus to Japan as China imported both industrial and consumer goods. Imports by other emerging market countries, such as Thailand and India, also drove regional growth. The improvement in the Japanese economy drew a strong stream of international investment that pushed share prices higher. The Fund lagged its benchmark primarily because of the difficulty of stock selection in Japan.

Our holdings in Japan trailed

We focused our investment in Japan on globally oriented firms such as Sony, Takeda Chemical, Nintendo, and Secom. These were among the largest detractors from the Fund’s return. Early in the Fund’s fiscal year, struggling Japanese pension funds sold stocks, primarily blue chips, as part of a program in which Japan’s government assumed greater responsibility for the pensions. The additional supply of shares from these sales weighed prices down. Sony missed its earnings forecast, which exacerbated its decline.

In addition, the Fund de-emphasized Japanese banks and property stocks because their balance sheets were weak. These stocks rallied significantly after the government’s bailout of Resona Bank in April 2003. Moreover, the infusion of funds from foreign investors into Japan during the latter part of the Fund’s reporting period increased the value of banks’ investment portfolios. This strengthened their balance sheets and provided a boost to their share prices.

On the positive side, a substantial position in Nissan Motor Company added to the Fund’s return. The blue chip companies that the Fund held in Japan continue to deliver record earnings and decent growth. In our view, they still have the best prospects over the long term.

China’s thriving economy stimulated regional growth

The Chinese economy was the primary engine of growth in the Pacific region, fueled by inexpensive labor and a massively undervalued currency. The Fund focused on

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stocks that could benefit from the overall rate of growth in China. For example, China and other growing emerging market countries have increased the demand for materials such as metals, fuels, and cement, driving significant share-price gains on materials stocks. The Fund had gains on holdings such as Aluminium Corporation of China (Hong Kong) and Siam Cement Public Company (Thailand). Cosco Pacific, a Hong Kong-based firm that leases shipping containers and manages ports and container storage facilities, also was a beneficiary of the China trade.

Prudential Pacific Growth Fund, Inc. Management Team

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Prudential Pacific Growth Fund, Inc.	5

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 10/31/03.

2.9%	Canon Inc./Electronic Components (Japan)

Canon is one of the most profitable consumer electronics companies in the world. The company is seeing strong growth from its digital camera and color copier businesses. We expect the turnaround in semiconductor capital investment to help Canon because it also makes optical devices for chip development.

2.8%	Samsung Electronics Co., Ltd./Electronic Components (South Korea)

Samsung Electronics is benefiting from the growing market for flash memory. It is expanding its product range to products such as digital camcorders and DVD recorders, and is taking market share away from Japanese manufacturers. Samsung is also one of the biggest liquid crystal display (LCD) manufacturers in the world, and has entered a joint venture with Sony to supply LCD panels. We expect LCD television to add significantly to Samsung’s growth next year.

2.4%	Mitsui O.S.K. Lines, Ltd./Transportation (Japan)

Mitsui O.S.K. is the biggest dry bulk shipper in the world, and benefits from the recent surge of freight rates for dry bulk cargo. The shipping industry is now growing to meet the demand from China for raw materials such as iron ore, coal, and alumina. A major cutback in the number of ships after September 2001 produced a shortage of carrying capacity for current demand. We find Mitsui O.S.K.’s share price still attractive at its current multiple of earnings per share.

2.3%	Nomura Holdings, Inc./Financial Services (Japan)

Nomura is the biggest securities brokerage firm in Japan. We prefer brokerages over banks in Japan, as banks generally are undercapitalized and we expect them to be forced to raise money. Nomura has benefited from the surging security trading volume over the past few months.

2.1%	Toyota Motor Corporation/Automotive (Japan)

Toyota is the largest automaker in Japan. It reported strong earnings for the first half of its 2003 fiscal year. It has just launched a new hybrid car (gasoline and electric powered) that we expect will reshape the sedan industry. We believe that many governments are going to impose stricter rules for car emissions to protect the environment, which should drive up sales of hybrid cars.

Holdings are subject to change.

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ANNUAL REPORT

OCTOBER 31, 2003

PRUDENTIAL

PACIFIC GROWTH FUND, INC.

FINANCIAL STATEMENTS

Portfolio of Investments

as of October 31, 2003

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 99.3%

COMMON STOCKS

Australia 11.5%

31,000	Australia & New Zealand Banking Group, Ltd.	$391,529
182,000	AXA Asia Pacific Holdings, Ltd.	365,461
61,700	BHP Billiton, Ltd.	513,093
426,000	Lihir Gold, Ltd.	513,856
40,400	Newcrest Mining, Ltd.	346,283
102,000	Promina Group, Ltd.	240,282
196,136	Qantas Airways, Ltd.	502,398
70,583	QBE Insurance Group, Ltd.	515,849
23,500	Rio Tinto, Ltd.	594,443
41,400	Westpac Banking Corp.	474,412

		4,457,606

Hong Kong 10.9%

1,300,000	Aluminium Corp. of China, Ltd. (Class H)	669,611
426,000	Beijing Datang Power Generation Co., Ltd. (Class H)	272,912
238,000	China Merchants Holdings International Co., Ltd.	323,332
480,000	Cosco Pacific, Ltd.	652,098
900,000	Denway Motors, Ltd.	741,723
21,337	HSBC Holdings PLC	321,469
400,000	Huaneng Power International, Inc.(Class H)	612,952
62,000	PICC Property and Casualty Co., Ltd.(Class H)(a)	14,516
760,000	Sinopec Shanghai Petrochemical Co., Ltd.(Class H)	215,306
532,000	Yanzhou Coal Mining Co., Ltd.(Class H)	390,487

		4,214,406

India 1.3%

2,640	Infosys Technologies, Ltd.(ADR)	223,370
12,000	Reliance Industries, Ltd.(GDR)	286,800

		510,170

Indonesia 3.2%

688,000	Astra International, Inc.(a)	352,239
610,000	Bank Central Asia(a)	253,075
350,000	Hanjaya Mandala Sampoerna	179,191
1,740,000	Indofood Sukses Makmur	143,353
448,000	Telekomunikasi Indonesia	316,366

		1,244,224

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Japan 49.2%

5,000	ACOM Co., Ltd.	$223,769
4,300	AIFUL Corp.	271,842
22,000	Aisin Seiki Co., Ltd.	312,184
23,000	Canon, Inc.	1,113,021
13,000	Dai Nippon Printing Co., Ltd.	200,791
11,900	Daito Trust Construction Co., Ltd.	368,036
29,000	Daiwa House Industry Co., Ltd.	312,858
15,000	Denso Corp.	284,486
4,800	Fanuc, Ltd.	288,607
16,100	Honda Motor Co., Ltd.	635,594
6,700	Hoya Corp.	606,404
6,000	JAFCO Co., Ltd.	513,030
6,800	JFE Holdings, Inc.	173,812
1,800	Keyence Corp.	395,907
4,700	Kyocera Corp.	283,022
36,000	Matsushita Electric Works, Ltd.	270,487
55	Millea Holdings, Inc.	655,387
32,000	Mitsubishi Corp.	332,123
59,000	Mitsubishi Electric Corp.	263,510
109	Mitsubishi Tokyo Financial Group, Inc.	783,281
42,000	Mitsui & Co., Ltd.	305,635
225,000	Mitsui O.S.K. Lines, Ltd.	914,859
5,300	Murata Manufacturing Co., Ltd.	301,314
140,000	Nippon Yusen Kabushiki Kaisha	595,989
59,000	Nissan Motor Co., Ltd.	661,191
11,300	Nitto Denko Corp.	593,087
53,000	Nomura Holdings, Inc.	910,211
193	NTT DoCoMo, Inc.	417,829
3,700	ORIX Corp.	311,320
2,100	Rohm Co., Ltd.	283,095
11,300	Ryohin Keikaku Co., Ltd.	362,842
36,000	Sharp Corp.	566,844
10,000	Showa Corp.	99,149
3,600	SMC Corp.	433,238
5,000	Softbank Corp.	256,970
8,800	Sony Corp.	306,581
83,000	Sumitomo Corp.	576,059
14,000	Taiyo Yuden Co., Ltd.	202,483
13,200	Takeda Chemical Industries, Ltd.	467,076
7,000	Tokyo Electron, Ltd.	501,751
53,000	Toppan Printing Co., Ltd.	485,960

See Notes to Financial Statements.

Prudential Pacific Growth Fund, Inc.	9

Portfolio of Investments

as of October 31, 2003 Cont’d.

Shares	Description	Value (Note 1)

28,000	Toyota Motor Corp.	$797,198
49,000	Zeon Corp.	445,718

		19,084,550

Singapore 1.1%

252,000	Chartered Semiconductor Manufacturing, Ltd.(a)	247,520
17,000	Venture Corp., Ltd.	184,554

		432,074

South Korea 8.8%

41,160	Daewoo Heavy Industries & Machinery, Ltd.(a)	281,703
12,000	Daewoo Shipbuilding & Marine Engineering Co., Ltd.(GDR)(a)	314,400
11,000	Hyundai Mobis	424,757
1,140	Kumgang Korea Chemical Co., Ltd.	96,228
14,000	LG Cable, Ltd.	186,903
13,800	LG Petrochemical Co., Ltd.	314,829
3,200	POSCO	373,131
2,740	Samsung Electronics Co., Ltd.	1,088,128
17,600	Ssangyong Motor Co.(a)	130,123
10,000	Sungshin Cement Co., Ltd.	217,998

		3,428,200

Taiwan 7.8%

288,900	Compal Electronics, Inc.	437,920
30,850	MediaTek, Inc.	317,807
98,000	Optimax Technology Corp.	274,025
36,000	Quanta Storage, Inc.	199,205
133,000	Taiwan Semiconductor Manufacturing Co., Ltd.(a)	262,281
374,060	United Microelectronics Corp.(a)	342,407
228,448	Wan Hai Lines, Ltd.	223,237
520,092	Ya Hsin Industrial Co., Ltd.	708,764
550,000	Yageo Corp.(a)	262,252

		3,027,898

Thailand 5.5%

120,700	Advanced Info Service Public Co., Ltd.	182,585
405,000	Bank of Ayudhya Public Co., Ltd.(a)	129,434
1,320,000	Land & Houses Public Co., Ltd.	400,351
120,000	PTT Public Co., Ltd.	293,270
98,000	Siam Cement Public Co., Ltd.	555,157
292,900	Siam Commercial Bank Public Co., Ltd.(a)	302,848
324,100	TISCO Finance Public Co., Ltd.(a)	270,117

		2,133,762

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

	Total Common Stocks (cost $31,733,292)	$38,532,890

RIGHTS

Australia

5,636	Australia & New Zealand Banking Group, Ltd.(a) (cost $0)	17,236

	Total Investments 99.3% (cost $31,733,292; Note 5)	38,550,126
	Other assets in excess of liabilities 0.7%	270,937

	Net Assets 100%	$38,821,063

(a)	Non-income producing security.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

See Notes to Financial Statements.

Prudential Pacific Growth Fund, Inc.	11

Portfolio of Investments

as of October 31, 2003 Cont’d.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2003 was as follows:

Electronic Components	17.9%
Automotive	11.4
Diversified Operations	10.2
Mining	8.8
Financial Services	7.1
Electronics	6.3
Building & Construction	5.5
Transportation	5.3
Banks	4.9
Insurance	4.6
Chemicals	3.9
Merchandising	3.1
Telecommunication Services	2.4
Electrical Utilities	2.3
Airlines	1.3
Drugs & Healthcare	1.2
Retail	0.9
Oil & Gas Exploration/Production	0.7
Software	0.6
Tobacco	0.5
Food & Beverage	0.4

99.3
Other assets in excess of liabilities	0.7

100.0%

See Notes to Financial Statements.

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ANNUAL REPORT

OCTOBER 31, 2003

PRUDENTIAL

PACIFIC GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

Statement of Assets and Liabilities

as of October 31, 2003

Assets

Investments, at value (cost $31,733,292)	$38,550,126
Foreign currency, at value (cost $546,651)	550,449
Cash	38,713
Dividends receivable	57,595
Other assets	6,958
Receivable for Fund shares sold	142

Total assets	39,203,983

Liabilities

Accrued expenses	196,195
Accrued foreign capital gains tax	81,638
Payable for Fund shares reacquired	57,955
Management fee payable	24,534
Payable for investments purchased	14,516
Distribution fee payable	8,082

Total liabilities	382,920

Net Assets	$38,821,063

Net assets were comprised of:
Shares of common stock, at par	$4,779
Paid-in capital in excess of par	75,064,034

75,068,813
Net investment loss	(181,464)
Accumulated net realized loss on investments and foreign currency transactions	(42,806,160)
Net unrealized appreciation on investments and foreign currencies	6,739,874

Net assets, October 31, 2003	$38,821,063

See Notes to Financial Statements.

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Class A

Net asset value and redemption price per share
($29,182,892 ÷ 3,534,406 shares of common stock issued and outstanding)	$8.26
Maximum sales charge (5% of offering price)	.43

Maximum offering price to public	$8.69

Class B

Net asset value, offering price and redemption price per share
($7,667,506 ÷ 994,160 shares of common stock issued and outstanding)	$7.71

Class C

Net asset value and redemption price per share
($1,514,818 ÷ 195,357 shares of common stock issued and outstanding)	$7.75
Sales charge (1% of offering price)	.08

Offering price to public	$7.83

Class Z

Net asset value, offering price and redemption price per share
($455,847 ÷ 55,036 shares of common stock issued and outstanding)	$8.28

See Notes to Financial Statements.

Prudential Pacific Growth Fund, Inc.	15

Statement of Operations

Year Ended October 31, 2003

Net Investment Loss

Income
Dividends (net of foreign withholding taxes of $62,707)	$699,502
Interest	9,460

Total income	708,962

Expenses
Management fee	266,628
Distribution fee—Class A	62,151
Distribution fee—Class B	58,520
Distribution fee—Class C	12,874
Custodian’s fees and expenses	267,000
Transfer agent’s fees and expenses	210,000
Reports to shareholders	61,000
Registration fee	59,000
Legal fees and expenses	48,000
Audit fees	39,000
Directors’ fees	8,000
Miscellaneous	1,664

Total operating expenses	1,093,837
Loan interest expense (Note 8)	463

Total expenses	1,094,300

Net investment loss	(385,338)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (net of foreign capital gains tax of $29,868)	600,244
Foreign currency transactions	(50,899)

549,345

Net change in unrealized appreciation (depreciation) on:
Investments (net of accrued foreign capital gains tax of $81,638)	8,280,915
Foreign currencies	27,603

8,308,518

Net gain on investments and foreign currencies	8,857,863

Net Increase In Net Assets Resulting From Operations	$8,472,525

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended October 31,
	2003	2002
Decrease In Net Assets

Operations
Net investment loss	$(385,338)	$(358,225)
Net realized gain (loss) on investments and foreign currency transactions	549,345	(2,604,272)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	8,308,518	2,817,924

Net increase (decrease) in net assets resulting from operations	8,472,525	(144,573)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	44,360,651	69,583,170
Cost of shares reacquired	(52,942,466)	(78,760,338)

Net decrease in net assets from Fund share transactions	(8,581,815)	(9,177,168)

Total decrease	(109,290)	(9,321,741)

Net Assets

Beginning of year	38,930,353	48,252,094

End of year	$38,821,063	$38,930,353

See Notes to Financial Statements.

Prudential Pacific Growth Fund, Inc.	17

Notes to Financial Statements

Prudential Pacific Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 14, 1991 and commenced investment operations on July 24, 1992. The investment objective of the Fund is to seek long-term capital growth by investing primarily in common stocks, common stock equivalents and other securities of companies doing business in or domiciled in the Pacific Basin region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price as provided by Nasdaq. Securities traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed by Prudential Investments LLC, in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the fund’s normal pricing time, are valued at fair value in accordance with board of trustees’/directors’ approved fair valuation procedures.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost. Short-term securities which mature in more than sixty days are valued at current market quotations. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or

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designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gain (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other

Prudential Pacific Growth Fund, Inc.	19

Notes to Financial Statements

Cont’d

factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains (losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Forward currency contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Net investment income (loss) (other than distribution fees which are charged directly to the respective Class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid in capital when they arise.

Taxes: For federal income tax purposes, it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Estimated capital gains taxes are accrued when the unrealized gain is recorded and offset against the net change in unrealized appreciation in the Statement of Operations. When the gain is realized, paid capital gains taxes are offset against realized gains.

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Note 2. Agreements

The Fund has a management agreement with Prudential Investments LLC (“PI”). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jardine Fleming International Management, Inc. (“JF”). The subadvisory agreement provides that JF furnishes investment advisory services in connection with the management of the Fund. In connection therewith, JF is obligated to keep certain books and records of the Fund. PI paid for the services of JF, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of the average daily net assets of the Fund.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution, (the “Class A, Class B and Class C Plans”), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Prior to June 2, 2003, PIMS had contractually agreed to limit such fees to .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the period November 1, 2002 through June 1, 2003. Effective June 2, 2003, such expenses for the Fund were .25 of 1% of the average daily net assets of the Class A, B and C shares. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

PIMS has advised the Fund that it received approximately $8,700 and $9,100 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended October 31, 2003. From these fees, PIMS paid such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

Prudential Pacific Growth Fund, Inc.	21

Notes to Financial Statements

Cont’d

PIMS has advised the Fund that for the year ended October 31, 2003, it received approximately $18,900 and $13,200 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PIMS and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. During the year ended October 31, 2003, the Fund incurred fees of approximately $158,800 for the services of PMFS. As of October 31, 2003 approximately $12,100 of such fees were due to PMFS.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $22,200 in total networking fees, of which the Wachovia Securities LLC (“Wachovia”) and Prudential Securities Inc. (“PSI”), affiliates of PI, were approximately $20,900 for the year ended October 31, 2003. Effective July 1, 2003, Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities, LLC”) whereby Prudential and Wachovia Corp. combined their brokerage business with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of October 31, 2003, approximately $1,700 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2003 were $61,258,682 and $68,578,951, respectively.

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

In order to present undistributed income and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, undistributed net investment loss and accumulated net realized gain (loss) on investments. For the year ended October 31, 2003, the adjustments were to decrease paid-in capital in excess of par by $284,641, decrease accumulated net realized loss by $80,767 and decrease undistributed net investment loss of $203,874 for the reclassification of a net operating loss and differences in the treatment for book and tax purposes of certain transactions involving foreign securities, currencies and other tax adjustments. Net investment loss, net realized losses and net assets were not affected by this change.

For the years ended October 31, 2002 and October 31,2003, the Fund had no distributable earnings on a tax basis. For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2003 of approximately $42,540,000 of which $5,661,000 expires in 2006 and $34,269,000 expires in 2009 and $2,610,000 expires in 2010. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2003 were as follows:

Tax Basis	Appreciation	Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$32,180,926	$6,805,959	$436,759	$(76,960)	$6,292,240

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

Prudential Pacific Growth Fund, Inc.	23

Notes to Financial Statements

Cont’d

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with an initial sales charge of up to 5%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 2 billion shares of common stock at $.001 par value per share divided into four classes, designated Class A, Class B, Class C and Class Z common stock each consisting of 500 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2003:
Shares sold	2,586,602	$16,213,117
Shares reacquired	(3,292,352)	(21,099,867)

Net increase (decrease) in shares outstanding before conversion	(705,750)	(4,886,750)
Shares issued upon conversion from Class B	431,547	2,809,007

Net increase (decrease) in shares outstanding	(274,203)	$(2,077,743)

Year ended October 31, 2002:
Shares sold	4,523,111	$32,181,123
Shares reacquired	(5,307,798)	(38,302,857)

Net increase (decrease) in shares outstanding before conversion	(784,687)	(6,121,734)
Shares issued upon conversion from Class B	400,877	2,914,264

Net increase (decrease) in shares outstanding	(383,810)	$(3,207,470)

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Class B	Shares	Amount
Year ended October 31, 2003:
Shares sold	985,373	$5,769,127
Shares reacquired	(1,282,245)	(7,681,717)

Net increase (decrease) in shares outstanding before conversion	(296,872)	(1,912,590)
Shares reacquired upon conversion into Class A	(461,669)	(2,809,007)

Net increase (decrease) in shares outstanding	(758,541)	$(4,721,597)

Year ended October 31, 2002:
Shares sold	2,022,298	$13,450,177
Shares reacquired	(2,371,964)	(15,924,703)

Net increase (decrease) in shares outstanding before conversion	(349,666)	(2,474,526)
Shares reacquired upon conversion into Class A	(425,682)	(2,914,264)

Net increase (decrease) in shares outstanding	(775,348)	$(5,388,790)

Class C
Year ended October 31, 2003:
Shares sold	1,408,250	$8,234,033
Shares reacquired	(1,544,272)	(9,234,954)

Net increase (decrease) in shares outstanding	(136,022)	$(1,000,921)

Year ended October 31, 2002:
Shares sold	1,098,902	$7,349,768
Shares reacquired	(1,102,949)	(7,435,970)

Net increase (decrease) in shares outstanding	(4,047)	$(86,202)

Class Z
Year ended October 31, 2003:
Shares sold	2,206,283	$14,144,374
Shares reacquired	(2,290,792)	(14,925,928)

Net increase (decrease) in shares outstanding	(84,509)	$(781,554)

Year ended October 31, 2002:
Shares sold	2,321,128	$16,602,102
Shares reacquired	(2,349,155)	(17,096,808)

Net increase (decrease) in shares outstanding	(28,027)	$(494,706)

Note 7. Plan of Reorganization

On June 1, 2003, the Directors of the Fund approved an Agreement and Plan of Reorganization (the “Plan”), which provides for the transfer of all of the assets and liabilities of Prudential Pacific Growth Fund, Inc. to Prudential World Fund, Inc.—Jennison Global Growth Fund in exchange for Class A, B, C and Z shares of the Prudential World Fund, Inc.—Jennison Global Growth Fund and Prudential World Fund, Inc.—Jennison Global Growth Fund’s assumption of the Prudential Pacific

Prudential Pacific Growth Fund, Inc.	25

Notes to Financial Statements

Cont’d

Growth Fund, Inc. The Plan has been approved by the shareholders of the Prudential Pacific Growth Fund, Inc. at a shareholder meeting held on November 20, 2003. The reorganization was completed on November 21, 2003. The Prudential Pacific Growth Fund, Inc. will bear all of the costs of the reorganization, including the cost of proxy solicitation.

Note 8. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provided for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (“May 2003 renewal”). The expiration date of the May 2003 renewal is April 30, 2004.

The Fund utilized the line of credit during the year ended October 31, 2003. The average daily balance for the 3 days the Fund had outstanding during the year was approximately $3,133,000 at a weighted average interest rate of approximately 1.775%.

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ANNUAL REPORT

OCTOBER 31, 2003

PRUDENTIAL

PACIFIC GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS

Financial Highlights

Class A(a)
Year Ended October 31, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.59

Income/Loss From Investment Operations:
Net investment loss	(.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.73

Total from investment operations	1.67

Less Distributions:
Dividends from net investment income	—
Distributions in excess of net investment income	—

Total distributions	—

Net asset value, end of year	$8.26

Total Return(b):	25.34%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,183
Average net assets (000)	$24,860
Ratios to average net assets:
Total expenses(c)	2.95%
Operating expenses, including distribution and service (12b-1) fees(c)	2.95%
Operating expenses, excluding distribution and service (12b-1) fees	2.70%
Net investment loss	(.95)%
For Class A, B, C and Z shares:
Portfolio turnover rate	179%

(a)	Calculated based upon weighted average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A(a)

Year Ended October 31,

2002	2001	2000	1999

$6.83	$9.70	$14.01	$9.14

(.03)	(.09)	(.09)	(.04)
(.21)	(2.78)	(4.01)	4.99

(.24)	(2.87)	(4.10)	4.95

—	—	(.16)	(.08)
—	—	(.05)	—

—	—	(.21)	(.08)

$6.59	$6.83	$9.70	$14.01

(3.51)%	(29.59)%	(29.82)%	55.11%

$25,106	$28,615	$50,141	$49,338
$29,077	$34,919	$53,389	$31,281

2.39%	2.60%	1.60%	1.72%
2.39%	2.58%	1.57%	1.72%
2.14%	2.33%	1.32%	1.47%
(.48)%	(1.12)%	(.70)%	(.34)%

155%	158%	93%	104%

See Notes to Financial Statements.

Prudential Pacific Growth Fund, Inc.	29

Financial Highlights

Cont’d.

	Class B(a)
	Year Ended October 31, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.19

Income/Loss From Investment Operations:
Net investment loss	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.61

Total from investment operations	1.52

Less Distributions:
Dividends from net investment income	—
Distributions in excess of net investment income	—

Total distributions	—

Net asset value, end of year	$7.71

Total Return(b):	24.56%
Ratios/Supplemental Data:
Net assets, end of year (000)	$7,668
Average net assets (000)	$8,176
Ratios to average net assets:
Total expenses	3.42	%(c)
Operating expenses, including distribution and service (12b-1) fees	3.42	%(c)
Operating expenses, excluding distribution and service (12b-1) fees	2.70%
Net investment loss	(1.48)%

(a)	Calculated based upon weighted average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	For the period November 1, 2002 through June 1, 2003, the Fund paid distribution and service (12b-1) fees to 1% of the average daily net assets of the Class B shares. Effective June 2, 2003, such expenses were reduced to .25 of 1%.

See Notes to Financial Statements.

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Class B(a)

Year Ended October 31,

2002	2001	2000	1999

$6.45	$9.30	$13.50	$8.79

(.09)	(.15)	(.19)	(.12)
(.17)	(2.70)	(3.87)	4.84

(.26)	(2.85)	(4.06)	4.72

—	—	(.09)	(.01)
—	—	(.05)	—

—	—	(.14)	(.01)

$6.19	$6.45	$9.30	$13.50

(4.03)%	(30.72)%	(30.40)%	54.28%

$10,840	$16,314	$51,004	$107,769
$14,322	$28,834	$96,019	$85,193

3.14%	3.35%	2.35%	2.47%
3.14%	3.33%	2.32%	2.47%
2.14%	2.33%	1.32%	1.47%
(1.32)%	(1.90)%	(1.43)%	(1.09)%

See Notes to Financial Statements.

Prudential Pacific Growth Fund, Inc.	31

Financial Highlights

Cont’d.

	Class C(a)
	Year Ended October 31, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.22

Income/Loss From Investment Operations:
Net investment loss	(.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.62

Total from investment operations	1.53

Less Distributions:
Dividends from net investment income	—
Distributions in excess of net investment income	—

Total distributions	—

Net asset value, end of year	$7.75

Total Return(b):	24.60%
Ratios/Supplemental Data:
Net assets, end of year (000)	$1,515
Average net assets (000)	$1,830
Ratios to average net assets:
Total expenses	3.42	%(c)
Operating expenses, including distribution and service (12b-1) fees	3.42	%(c)
Operating expenses, excluding distribution and service (12b-1) fees	2.70%
Net investment loss	(1.42)%

(a)	Calculated based upon weighted average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(c)	For the period November 1, 2002 through June 1, 2003, the Fund paid distribution and service (12b-1) fees to 1% of the average daily net assets of the Class C shares. Effective June 2, 2003, such expenses were reduced to .25 of 1%.

See Notes to Financial Statements.

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Class C(a)

Year Ended October 31,

2002	2001	2000	1999

$6.49	$9.30	$13.50	$8.79

(.08)	(.15)	(.19)	(.12)
(.19)	(2.66)	(3.87)	4.84

(.27)	(2.81)	(4.06)	4.72

—	—	(.09)	(.01)
—	—	(.05)	—

—	—	(.14)	(.01)

$6.22	$6.49	$9.30	$13.50

(4.16)%	(30.29)%	(30.40)%	54.28%

$2,061	$2,176	$6,040	$7,073
$2,299	$3,035	$7,376	$3,103

3.14%	3.35%	2.35%	2.47%
3.14%	3.33%	2.32%	2.47%
2.14%	2.33%	1.32%	1.47%
(1.23)%	(1.90)%	(1.42)%	(1.09)%

See Notes to Financial Statements.

Prudential Pacific Growth Fund, Inc.	33

Financial Highlights

Cont’d.

Class Z(a)
Year Ended October 31, 2003

Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.61

Income/Loss From Investment Operations:
Net investment loss	(.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.68

Total from investment operations	1.67

Less Distributions:
Dividends from net investment income	—
Distributions in excess of net investment income	—

Total distributions	—

Net asset value, end of year	$8.28

Total Return(b):	25.26%
Ratios/Supplemental Data:
Net assets, end of year (000)	$456
Average net assets (000)	$683
Ratios to average net assets:
Total expenses	2.70%
Operating expenses	2.70%
Net investment loss	(.23)%

(a)	Calculated based upon average weighted shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

See Notes to Financial Statements.

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Class Z(a)

Year Ended October 31,

2002	2001	2000	1999

$6.85	$9.75	$14.12	$9.17

(.01)	(.07)	(.06)	—
(.23)	(2.83)	(4.08)	5.06

(.24)	(2.90)	(4.14)	5.06

—	—	(.18)	(.11)
—	—	(.05)	—

—	—	(.23)	(.11)

$6.61	$6.85	$9.75	$14.12

(3.50)%	(29.89)%	(29.75)%	56.05%

$922	$1,147	$3,767	$43,311
$1,068	$2,107	$33,479	$22,811

2.14%	2.35%	1.35%	1.47%
2.14%	2.33%	1.32%	1.47%
(.18)%	(.86)%	(.40)%	(.03)%

See Notes to Financial Statements.

Prudential Pacific Growth Fund, Inc.	35

Report of Independent Auditors

To the Shareholders and Board of Directors of

Prudential Pacific Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Pacific Growth Fund, Inc. (the “Fund”) at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note 7, the Fund was merged into Prudential World Fund, Inc.—Jennison Global Growth Fund on November 21, 2003.

PricewaterhouseCoopers LLP

New York, New York

December 22, 2003

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Supplemental Proxy Information

(Unaudited)

A meeting of the Fund’s shareholders was held on November 20, 2003. The meeting was held for the following purpose:

To approve an agreement and plan of reorganization between Prudential Pacific Growth Fund, Inc. and Prudential World Fund, Inc., on behalf of its Series, Jennison Global Growth Fund.

The result of the proxy solicitation on the preceding matter was:

Matter	Votes For	Votes Against	Abstentions
Reorganization plan between the Fund and Prudential World Fund, Inc.—Jennison Global Growth Fund	2,265,358	160,589	118,472

Prudential Pacific Growth Fund, Inc.	37

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Funds is set forth below. Directors who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Funds are referred to as “Interested Directors.” “Fund Complex”† consists of the Funds and any other investment companies managed by Prudential Investments LLC (PI).

Independent Directors2

Delayne Dedrick Gold (65), Director since 19923 Oversees 129 portfolios in Fund complex

Principal occupations (last 5 years): Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Other Directorships held:4 None

Robert E. La Blanc (69), Director since 19923 Oversees 119 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:4 Director of Storage Technology Corporation (since 1979) (technology). Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since 1999) of First Financial Fund, Inc. and Director (since April 1999) of The High Yield Plus Fund, Inc.

Robin B. Smith (64), Director since 19963 Oversees 109 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-December 2003) of Publishers Clearing House.

Other Directorships held:4 Director of BellSouth Corporation (since 1992).

Stephen Stoneburn (60), Director since 19963 Oversees 107 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:4 None

Clay T. Whitehead (65), Director since 19923 Oversees 106 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:4 Director (since 2000) of The High Yield Plus Fund, Inc.

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Interested Directors1,2

Robert F. Gunia (57), Director and Vice President since 19963 Oversees 189 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administration Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Judy A. Rice (55), Director since 2000 and President since 20033 Oversees 109 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:4 None

Prudential Pacific Growth Fund, Inc.	39

Information pertaining to the Officers of the Funds who are not the Directors is set forth below.

Officers2

Marguerite E.N. Morrison (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023

Principal occupations (last 5 years): Vice President and Chief Legal Officer—Mutual Funds and Unit Investment Trusts (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

Grace C. Torres (44), Treasurer and Principal Financial and Accounting Officer since 19973

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Jonathan D. Shain (45), Secretary since 20013

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July 1988).

Maryanne Ryan (39), Anit-Money Laundering Compliance Officer since 20023

Principal occupations (last 5 years): Vice President, Prudential (since November 1998) and First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

†	The Fund Complex consists of all investment companies managed by PI. Effective May 1, 2003, the Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, American Skandia Advisor Funds, Inc. The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

[1]	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager, the Subadviser or the Distributor.

[2]	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

[3]	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. This shows the number of years for which they have served as Directors and/or Officer.

[4]	This includes only directorships of companies required to register, or file reports with the Commission under the Securities and Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

Additional information about the Funds’ Directors is included in the Funds’ Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

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Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	19.07%	–2.51%	–5.03%	–0.34%

Class B	19.56	–2.51	–5.28	–0.66

Class C	22.36	–2.41	N/A	–6.36

Class Z	25.26	–1.46	N/A	–6.53

Average Annual Total Returns (Without Sales Charges) as of 10/31/03
	One Year	Five Years	Ten Years	Since Inception
Class A	25.34%	–1.51%	–4.54%	0.12%

Class B	24.56	–2.32	–5.28	–0.66

Class C	24.60	–2.22	N/A	–6.25

Class Z	25.26	–1.46	N/A	–6.53

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A and Class B, 7/24/92; Class C, 8/1/94; and Class Z, 3/1/96.

The graph compares a $10,000 investment in the Prudential Pacific Growth Fund, Inc. (Class A shares) with a similar investment in the MSCI AC Pacific Free Price Index and the MSCI AC Asia Pacific Free Gross Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 1993) and the account values at the end of the current fiscal year (October 31, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided

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earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a contractual distribution and service (12b-1) fee waiver of 0.05% for Class A shares through October 31, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

The MSCI AC Pacific Free Price Index is an unmanaged, free float-adjusted market-capitalization index that is designed to measure the equity market performance in the following countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, the Philippines, Singapore, Taiwan, and Thailand. The MSCI AC Asia Pacific Free Gross Index is an unmanaged, weighted index comprising approximately 950 securities listed on the stock exchanges of Australia, China, Hong Kong, India, Indonesia, Japan, South Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, and Thailand. The Indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of global stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase, and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Prudential Pacific Growth Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

DIRECTORS
Delayne Dedrick Gold•Robert F. Gunia•Robert E. La Blanc•Judy A. Rice•Robin B. Smith•Stephen D. Stoneburn•Clay T. Whitehead

OFFICERS
Judy A. Rice, President•Robert F. Gunia, Vice President•Grace C. Torres, Treasurer and Principal
Financial and Accounting Officer•Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary• Jonathan D. Shain, Secretary•Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	JF International Management Inc.	46th Floor, Jardine House 1 Connaught House, Central Hong Kong

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 14th Floor 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19101

INDEPENDENT AUDITORS	PricewaterhouseCoopers LLP	1177 Avenue of the Americas New York, NY 10036

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Prudential Pacific Growth Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	PRPAX	PRPBX	PRPCX	PPGZX

CUSIP	743941106	743941205	743941304	743941403

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Prudential Pacific Growth Fund, Inc.
Share Class	A	B	C	Z

Nasdaq	PRPAX	PRPBX	PRPCX	PPGZX
CUSIP	743941106	743941205	743941304	743941403

MF157E    IFS-AO86527

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at (973) 802-6469, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

Stephen Munn had been designated as the Fund’s Audit Committee Financial Expert, however, he resigned as a Director of the Fund effective November 30, 2003.

Item 4 – Principal Accountant Fees and Services – Not required in this filing

Item 5 – Reserved

Item 6 – Reserved

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required in this filing

Item 8 – Reserved

Item 9 – Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Prudential Pacific Growth Fund, Inc.

By (Signature and Title)*	/s/ Jonathan D. Shain
Jonathan D. Shain
Secretary

Date	December 22, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	December 22, 2003

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	December 22, 2003

*	Print the name and title of each signing officer under his or her signature.